SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2010

FERO INDUSTRIES, INC.

 (Exact name of registrant as specified in its charter)

Colorado	000-53337	01-0884561
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
254-16 Midlake BLVD SE Calgary, AB, Canada
(Address of principal executive offices)
(403) 827-7936
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 5.02

 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The Company’s Board of Directors took the following actions by unanimous written consent on August 31, 2010.  Luis Manuel Ornelas Lopez was appointed as a member of the Board of Directors.

LUIS MANUEL ORNELAS LOPEZ.  Mr. Lopez received a Master’s Degree in Business Administration and a Law Degree from ISEC Business University in Mexico.  Since 2004, some of Mr. Lopez’s notable experiences include opening and overseeing a subsidiary company in Mexico, presenting reports at Shareholders and Board of Directors meetings, coordinating regulatory affairs, engaging in market research and product development, conducting international negotiations, participating in national and international tradeshows, and preparing various business agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERO INDUSTRIES, INC.
Date: September 1, 2010	By:	/s/ Kyle Schlosser
Kyle Schlosser
President